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                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB of American Community Bancshares, Inc. (the "Company") for the quarter ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                                     AMERICAN COMMUNITY BANCSHARES, INC.

Date: April 28, 2003             By: /s/   Randy P. Helton
                                     -------------------------------------------

                                     Randy P. Helton
                                     President and Chief Executive Officer

Date: April 28, 2003             By: /s/   Dan R. Ellis, Jr.
                                     -------------------------------------------

                                     Dan R. Ellis, Jr.
                                     Senior Vice President and Chief Financial
                                     Officer